Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

BEAM GLOBAL

(Name of Registrant as Specified In Its Charter)

________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	•	Title of each class of securities to which transaction applies:

	•	Aggregate number of securities to which transaction applies:

	•	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	•	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BEAM GLOBAL

5660 Eastgate Drive

San Diego, CA 92121

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on Wednesday, June 9, 2021

Dear Stockholders of Beam Global:

We are pleased to invite you to attend our 2021 Annual Meeting of Stockholders to be held on Wednesday, June 9, 2021 at 9:00 a.m. Pacific Time (the “Annual Meeting”). In light of the COVID-19 pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/BEEM2021. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at www.proxyvote.com. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/BEEM2021. The Annual Meeting is being held for the following purposes:

•	To elect four directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

•	To approve an amendment to our Articles of Incorporation to increase our authorized common stock from 9,800,000 to 350,000,000 shares;

•	To approve the Beam Global 2021 Equity Incentive Plan;

•	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

•	To ratify the appointment of RSM US LLP, as our independent registered public accountants for the fiscal year ending December 31, 2021; and

•	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 12, 2021 as the record date for the Annual Meeting. Only stockholders of record as of April 12, 2021 may vote at the Annual Meeting or any postponements or adjournments of the meeting. This notice of annual meeting, proxy statement, and form of proxy are being made available on or about April 30, 2021.

Your vote is important. Whether or not you plan to attend the virtual meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely, /s/ Desmond Wheatley Desmond Wheatley President, Chief Executive Officer and Chair of the Board

San Diego, California

April 30, 2021

You are cordially invited to attend the Annual Meeting, conducted via live webcast, by registering at www.virtualshareholdermeeting.com/BEEM2021. You will not be able to attend the Annual Meeting in person. Whether or not you expect to attend the virtual Annual Meeting, please complete, date, sign and return the enclosed proxy card or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on June 9, 2021: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is available at the following website: www.proxyvote.com.

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 9, 2021

i

BEAM GLOBAL

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held at 9:00 a.m. Pacific Time on Wednesday, June 9, 2021

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2021 annual meeting of stockholders of Beam Global, a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 9, 2021 at 9:00 a.m. Pacific Time virtually over the Internet at www.virtualshareholdermeeting.com/BEEM2021. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Beam” refer to Beam Global.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about April 30, 2021 to all stockholders entitled to vote at the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT

BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD

READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	How do I participate in the Annual Meeting?

A:	The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast. To participate in the virtual meeting, please follow the instructions posted at www.proxyvote.com. You may begin to log into the meeting platform beginning at 8:55 a.m. Pacific Daylight Time on June 9, 2021. The meeting will begin promptly at 9:00 a.m. Pacific Daylight Time on June 9, 2021.

If you wish to submit a question, you may do so during the meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BEEM2021, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. The Annual Meeting is not to be used as a forum to present personal matters, or general economic, political or other views that are not directly related to the business of Beam Global and the matters properly before the Annual Meeting, and therefore questions on such matters will not be answered.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	What is included in the proxy materials?

A:	The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 30, 2021 (the “Annual Report”). These materials were first made available to you via the Internet on or about April 30, 2021. Our principal executive offices are located at 5660 Eastgate Drive, San Diego, California 92121, and our telephone number is (858) 799-4583. We maintain a website at www.beamforall.com. The information on our website is not a part of this Proxy Statement.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:	In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 30, 2021 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

•	Election of four directors (Desmond Wheatley, Peter Davidson, Anthony Posawatz and Nancy Floyd for a term ending at the next annual meeting of stockholders.

•	Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 9,800,000 to 350,000,000;

•	Approval of the Beam Global 2021 Equity Incentive Plan;

•	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (“SEC”);

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•	Ratification of the selection of RSM US LLP, as our independent registered public accounting firm for the year ending December 31, 2021; and

•	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the election of the nominated directors:

•	FOR the proposal to approve an amendment to our Articles of Incorporation to increase our authorized shares from 9,800,000 to 350,000,000;

•	FOR the proposal to approve the Beam Global 2021 Equity Incentive Plan;

•	FOR the proposal to approve the compensation of our named executive officers; and

•	FOR ratification of the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2021.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the virtual Annual Meeting?

A:	Stockholders of record as of the close of business on April 12, 2021 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the virtual Annual Meeting. As of the Record Date, there were 8,865,995 shares of our common stock issued and outstanding, held by 225 holders of record. Each share of our common stock is entitled to one (1) vote on each matter.

Q:	What is the voting requirement to approve each of the proposals?

A:	The affirmative vote of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. For approval of Proposal No. 2 to approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 9,800,000 to 350,000,000, the affirmative vote from holders of a majority of the shares outstanding will be required. For the Proposal No. 3 to approve Beam Global’s 2021 Equity Incentive Plan, Proposal No. 4 concerning the advisory vote on executive compensation, Proposal No. 5 to ratify the selection of RSM US LLP, and any proposal to adjourn the Meeting or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Annual Meeting will be required. For these proposals, a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Meeting. Accordingly, an abstention will have the effective of a negative vote for any such matter.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

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Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

•	At the Virtual Annual Meeting. You may vote in person at the virtual Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/BEEM2021.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

•	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by June 8, 2021.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on June 8, 2021.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

•	At the Virtual Annual Meeting. If you wish to vote at the virtual Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Envision.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

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Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on proposal two, the proposal to increase the number of authorized shares of the Company to 350,000,000, and proposal five, the proposal to ratify the appointment of RSM US LLP, as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, the vote to approve the Beam Global 2021 Equity Incentive Plan, the advisory vote on executive compensation and the vote on the frequency on how often the advisory vote on executive compensation will be held, all of which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Beam’s Corporate Secretary at Beam Global, 5660 Eastgate Drive, San Diego, California 92121 prior to your shares being voted, or (3) attending the virtual Annual Meeting and voting at the virtual meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the virtual Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:	Can I attend the meeting in person?

A:	We are hosting a virtual meeting this year due to the COVID-19 virus. You are invited to attend the virtual Annual Meeting if you are a registered stockholder or a street name stockholder as of April 12, 2021, the Record Date. In order to attend the virtual Annual Meeting via the internet, the address to register and attend is www.virtualshareholdermeeting.com/BEEM2021. You will be required to enter the information that is printed in the box marked by the arrow on your notice card. If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares at the virtual Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please be aware that attendance at the virtual Annual Meeting will not, by itself, revoke a proxy.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	How are proxies solicited for the Annual Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Beam Global stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Envision that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Beam Global, 5660 Eastgate Drive, San Diego, California 92121 or (3) contact our Investor Relations department by email at IR@beamforall.com or by telephone at (858) 799-4583. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my shares or need to change my mailing address?

A:	You may contact our transfer agent, EQ Shareowner Services, by telephone at 800-468-9716 if you have questions about your shares or need to change your mailing address.

Q:	Who will tabulate the votes?

A:	Katherine McDermott, the Company’s chief financial officer, will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

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A:	Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Beam Global’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 31, 2021. If we hold our 2022 Annual Meeting of Stockholders more than 30 days before or after June 9, 2021 (the one-year anniversary date of the 2021 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders’ proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:

Beam Global

Attn: Corporate Secretary

5660 Eastgate Drive

San Diego, California 92121

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees (ages as of April 30, 2021):

Name	Age	Position
Desmond Wheatley	55	President, Chief Executive Officer, and Chair of the Board of Directors
Katherine McDermott	61	Chief Financial Officer
Anthony Posawatz	61	Director
Peter Davidson	61	Director
Nancy Floyd	66	Director

Biographies of Directors and Officers

Desmond Wheatley has served as our president, chief operating officer, and secretary since September 2010. Mr. Wheatley was appointed chief executive officer and director in August 2011, and he became the chair of our board of directors in December 2016. He is an inventor of the EV ARC™, BeamTrak™, UAV ARC™ and EV Standard™, Mr. Wheatley has two decades of senior international management experience in technology systems integration, energy management, communications and renewable energy. Prior to joining Beam Global, Mr. Wheatley was a founding partner in the international consulting practice Crichton Hill LLC in 2009 and he was chief executive officer of iAxis FZ LLC, a Dubai based alternative energy and technology systems integration company from 2007 to 2009. From 2000 to 2007, Mr. Wheatley held a variety of senior management positions at San Diego-based Kratos Defense and Security Solutions, formally known as Wireless Facilities, with the last five years as president of one of its divisions, Enterprise Network Solutions (ENS), then the largest independent security and energy management systems integrator in the United States. Prior to forming ENS in 2002, Mr. Wheatley held senior management positions in the cellular and broadband wireless industries, deploying infrastructure and lobbying in Washington DC on behalf of major wireless service providers. Mr. Wheatley’s teams led turnkey deployments of thousands of cellular sites and designed and deployed broadband wireless networks in many MTAs across the United States. Mr. Wheatley has founded, funded, and operated four profitable start-up companies and was previously engaged in merger and acquisition activities. Mr. Wheatley evaluated acquisition opportunities, conducted due diligence and raised commitments of $500 million in debt and equity.

Katherine McDermott has served as our chief financial officer since July 2019. From August 2017 until February 2019, Ms. McDermott served as chief financial officer of Steico Industries, Inc., a subsidiary of Senior plc (LON: SNR). Prior to that, Ms. McDermott served as chief financial officer for Genasys Inc. (NASDAQ: GNSS), formerly known as LRAD Corporation, from 2009 until July 2017. Ms. McDermott has also served as the chief financial officer for National Pen Company from 2005 to 2006 and the vice president of finance for Lantronix, Inc., from 2000 to 2005. Ms. McDermott held a variety of senior financial positions with Bausch & Lomb from 1988 to 1999 and began her career holding a number of financial positions with a component division of General Motors from 1982 to 1988. Ms. McDermott holds a Bachelor’s degree in Business Administration from St. Bonaventure University and a Masters of Business Administration from the William E. Simon School of Business Administration at the University of Rochester.

Anthony Posawatz has served as a director of the Company since February 2016. He currently serves on our Audit, Compensation and Nominating Committees. Mr. Posawatz has been an automotive industry professional for over 30 years. Since September 2013, Mr. Posawatz has served as the president and chief executive officer of Invictus iCAR, LLC, an automotive innovation consulting and advisory firm focused on assisting energy and auto clean technology companies. He served as the president, chief executive officer, and a director of Fisker Automotive from August 2012 to August 2013. Mr. Posawatz worked for General Motors (“GM”) for more than 25 years. As GM’s vehicle line director for the Chevrolet Volt and key leader of global electric vehicle development, he was responsible for bringing the Chevrolet Volt from concept to production (beginning in 2006 as a founding member and the first employee #1). He currently serves as a member of several boards of directors, including INRIX, Nexeon, SAFE – Electrification Coalition, Momentum Dynamics, and Electrification Coalition. Mr. Posawatz is a licensed professional engineer (P. E.) in Michigan and was both a General Motors Undergraduate Scholar at Wayne State University where he earned a Bachelor of Science degree in Mechanical Engineering, and a Graduate Fellow at Dartmouth College, Tuck School of Business where he earned a Master of Business Administration degree.

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Peter Davidson has served as a director of the Company since September 2016. He currently serves on our Audit, Compensation and Nominating Committees. Since 2019, Mr. Davidson has been the chief executive officer and a director of Aligned Climate Capital LLC, an investment advisory firm focused exclusively on investments in clean energy, efficient transportation, green real estate and sustainable natural resources. From 2016 to 2019, he was the chief executive officer for Aligned Intermediary, an investment advisory group created to help long-term investors increase the flow of capital into capital infrastructure projects and clean energy companies. Mr. Davidson has been an adjunct professor at Columbia University’s School of International and Political Affairs since 2014 and a non-resident fellow at Columbia University’s Center on Global Energy Policy since 2015. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office (“LPO”) at the United States Department of Energy, a position he held until June 2015. At the LPO, Mr. Davidson oversaw the program’s more than $30 billion portfolio of loans and loan guarantees, making it the largest project finance organization in the United States government. Mr. Davidson was responsible for ensuring that the LPO carried out its mission to accelerate the deployment of innovative clean energy projects and domestic advanced vehicle manufacturing. Prior to leading the LPO, Mr. Davidson was the senior advisor for energy and economic development at the Port Authority of New York and New Jersey (from 2012 to 2013) and was the executive director of New York State’s economic development agency, the Empire State Development Corporation (from 2009 to 2011). From 1989 to 2014, Mr. Davidson was an entrepreneur who founded and managed several separate companies in television and radio broadcasting, outdoor advertising, and traditional and digital marketing services, with a focus on the Hispanic market. From 1986 to 1989, he was an executive in the investment banking division of Morgan Stanley & Co. Since 2001, Mr. Davidson has also been the chair of the JM Kaplan Fund, a New York City based philanthropic organization. Under his leadership, grant making has focused on reducing New York City’s carbon footprint, supporting immigrant integration in the U.S. and archeological conservation world-wide. Mr. Davidson is currently a director of First Eagle Investment Management. Mr. Davidson received his Master of Business Administration degree from Harvard University in 1986 and his Bachelor of Arts degree from Stanford University in 1981.

Nancy Floyd has served as a director of the Company since April 2021. She currently serves on our Audit, Compensation and Nominating Committees. Ms. Floyd has served since 1993 as a Managing Director of Nth Power LLC, a venture capital firm she founded that specializes in clean energy technology. From 1989 to 1993, Ms. Floyd joined and started the technology practice for the utility consulting firm, Barakat and Chamberlain. From 1985 to 1988, Ms. Floyd was on the founding team and worked at PacTel Spectrum Services, a provider of network management services. In 1982, Ms. Floyd founded and later served as Chief Executive Officer of NFC Energy Corporation, one of the first wind development companies in the United States. From 1977 to 1980, Ms. Floyd served as Director of Special Projects of Vermont Public Service Board (currently known as Vermont Public Utility Commission). Ms. Floyd has also served on the boards of various organizations, including Chair of the Board and Chair of the Compensation Committee of Tempronics, Inc. since 2014, member the Board of Directors and audit committee of First Fuel Inc. from 2014 to 2019, Glasspoint Solar from 2014 to 2020, Chair of the Audit Committee of AltaGas Services and AltaGas Power Holdings (U.S.) Inc. (TSX: ALA) from 2016 to 2019, and member of the Audit Committee from 2016 to 2019 and member of the Governance Committee of WGL Holdings, Inc. and Washington Gas (NYSE: WGL) from 2011-2018, among others. Also, since 2017 until recently, Ms. Floyd served as Fund Advisor to Activate Capital and, since 2017, serves on the Investment Committee for The Christensen Fund. In March 2021, Ms. Floyd was appointed as a director and member of the Audit Committee and the Finance and Risk Committee of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (NYSE: HASI). Ms. Floyd received a Bachelor of Arts degree in Government from Franklin & Marshall College in 1976 and a Master of Arts degree in Political Science from Rutgers University in 1977.

Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company.

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The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Mr. Wheatley provides leadership and industry experience to the Board of Directors gained by being our chief executive officer since August 2011 and president since September 2010. Mr. Wheatley has held numerous executive positions in international organizations including five years as president of a publicly traded technology and energy management company. Mr. Wheatley was the founding member of an international consulting company with expertise in the renewable and energy sectors. He has held various executive level positions in multiple infrastructure deployment companies and has been involved in energy management and renewables since 2002. Mr. Wheatley also provides the Board of Directors with significant corporate finance experience.

Mr. Posawatz provides leadership and industry experience to the Board of Directors gained by being the chief executive officer of several companies and leading the development of several electric vehicle products including GM’s Chevrolet Volt.

Mr. Davidson provides leadership and industry experience to the Board of Directors gained by holding executive level positions at multiple companies and by serving as executive director of the Loan Program Office of the United States Department of Energy and the Empire State Development Corporation. Mr. Davidson is also a non-resident fellow at Columbia University’s Center on Global Energy Policy and the chair of the JM Kaplan Fund, a New York City based philanthropic organization which provide grants to support reducing New York City’s carbon footprint.

Ms. Floyd provides leadership, financial and industry experience to the Board of Directors gained by having extensive experience in the clean energy technology space. Ms. Floyd has held numerous executive level and management positions in the clean energy technology space. Ms. Floyd also provides the Board of Directors with accounting and financial experience.

Director Independence

Our Board of Directors currently consists of four directors. Three of our directors are “independent” as defined in Rule 4200 of FINRA’s listing standards and the NASDAQ Capital Market criteria. In accordance with the standards of the NASDAQ Capital Market, these directors are considered “independent” because they are not employees or executive officers of the Company and have not been paid more than $120,000 of compensation by the Company, other than for their service as members of our Board of Directors, in any consecutive 12-month period during the past three years. Furthermore, they have no family members being paid compensation by the Company, and they do not serve as directors or officers of any companies that conduct business with the Company as outside vendors or service providers. We plan to appoint additional independent directors to our board of directors in the future.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors focuses on the most significant risks facing us and our general risk management strategy, and also ensuring that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

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Audit Committee.   The Audit Committee of the Board of Directors currently consists of three independent directors of which at least one, the Chair of the Audit Committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Nancy Floyd is the Chair of the Audit Committee and financial expert, and Anthony Posawatz and Peter Davidson are the other members of the Audit Committee. The Audit Committee's duties are to recommend to our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. The charter of the Audit Committee is available on our website at www.beamforall.com.

Compensation Committee. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants for our executive officers. Anthony Posawatz is the Chair of the Compensation Committee, and Peter Davidson and Nancy Floyd are the other directors who are members of the Compensation Committee. Each of the members are independent under NASDAQ’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the chief executive officer. The charter of the Compensation Committee is available on our website at www.beamforall.com.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees thereof. Peter Davidson is the Chair of the Nominating and Governance Committee and Anthony Posawatz and Nancy Floyd are the other directors who are members of the Committee. Each of the members are independent under NASDAQ’s independence standards. The charter of the Nominating and Governance Committee is available on our website at www.beamforall.com.

Board Meetings and Director Communications

In 2020, the Board of Directors held 9 meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he or she served. Although, we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s Corporate Secretary, addressed to the intended recipient and care of the Corporate Secretary. The Corporate Secretary will review all incoming stockholder communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications, see “Communications with Our Board of Directors.”

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our nominating and governance committee considers include, without limitation: issues of character, integrity, and judgment; independence; diversity, including diversity of experience; experience in corporate management, operations, finance, business development, and mergers and acquisitions; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; length of service; and any other relevant qualifications, attributes, or skills. Nominees also must have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and should be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and governance committee to perform all Board of Directors responsibilities and responsibilities of those committees on which they serve.

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Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

The policy of our nominating and governance committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the nominating and governance committee will address the membership criteria set forth above. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board of Directors the director nominees for selection.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that it should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of our Code of Business Conduct and Ethics is available in the Investors Relations section of our website at beamforall.com under “Governance Documents.”

Board Leadership Structure

The Board has not adopted a specific policy on whether the same person should serve as both the Chief Executive Officer and Chair of the Board or, if the roles are separate, whether the chair should be selected from the non-employee directors or should be an employee. The Board believes it is appropriate to retain the discretion and flexibility to make these determinations from time to time as needed to provide appropriate leadership for the Company. At this time, the Board believes that a combined role of Chair of the Board and Chief Executive Officer, along with Board committees that are chaired by independent directors is the appropriate leadership structure for the Company at this time. The combined role fosters open communication between the Board and management team, provides both groups with unified leadership and promotes efficient development and execution of the Company’s strategic plan. The board has appointed Anthony Posawatz as its lead independent director on April 16, 2021.

The independent directors meet as frequently as they desire, but at least once per year, in an executive session.

Board’s Role in Risk Oversight

In addition to the responsibilities performed by our audit committee, the Board of Directors plays an active role in overseeing management of the Company’s risks. The Board of Directors focuses on the most significant operational risks facing our Company related to our business, assets, and liabilities, as well as our key financial risks, such as credit risk, interest rate risk, liquidity risk, and other market-related risk. Our Board seeks to ensure that risks undertaken by the Company are consistent with an overall risk profile that is appropriate for the Company and the achievement of its business objectives and strategies. The Board of Directors recognizes that risk management and oversight comprise a dynamic and continuous process and therefore reviews the Company’s risk model and process periodically. The Board of Directors performs these tasks both in collaboration with and independently of the audit committee and Company management.

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Non-Employee Director Compensation

The following table summarizes compensation paid to our non-employee directors during the year ended December 31, 2020. Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2020, Mr. Wheatley, our current President and Chief Executive Officer, was an employee. Compensation for Mr. Wheatley is discussed in “Executive Compensation.”

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Awards(2)	Total
Anthony Posawatz	$15,000	$182,390	$197,390
Peter Davidson	$15,000	$182,390	$197,390
Robert C. Schweitzer	$15,000	$255,645	$270,645

(1)       Represents the cash quarterly retainer and the meeting attendance fees earned by the non-employee directors.

(2)       Represents the aggregate grant date fair value for restricted stock awards granted during 2020, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used in the calculations, see Note 4 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Form 10-K.

Non-Employee Director Compensation Policy

Cash Compensation

From April 1, 2019 until September 30, 2020, each non-employee director received a quarterly cash retainer of $2,500 for serving on our Board of Directors. The cash retainer increased to $5,000 effective as October 1, 2020. The retainer is payable in arrears, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement or termination during the quarter. In addition, each non-employee director receives the following amount for each regular meeting of the Board attended: (i) $1,000 if attendance is in person or (ii) $500 if attendance is through remote means (e.g., attending by telephone).

All directors are reimbursed for reasonable expenses incurred in connection with attendance at board or committee meetings.

Equity Compensation

On October 1 of each year, each non-employee director (including a non-employee director who was previously an employee) will be granted a certain number of shares of restricted stock equal to $100,000 (or $140,000 for our independent lead director) divided by the average daily closing price of our common stock for the preceding year. The restricted stock which shall vest quarterly in four (4) equal installments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, certain officers, and ten percent (10%) stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed in 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 16, 2021 by:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

(2)	each of our named executive officers;

(3)	each of our directors and nominees for directors; and

(4)	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity, except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on April 16, 2021.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 16, 2021. Shares subject to those options or warrants for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 8,866,060 shares of our common stock outstanding as of April 16, 2021.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Beam Global, 5660 Eastgate Drive, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Named Executive Officers, Directors and Director Nominees:
Desmond Wheatley (1)	214,438	2.37%
Katherine McDermott (2)	22,506	*
Anthony Posawatz (3)	60,557	*
Peter Davidson (4)	45,558	*
Nancy Floyd (5)	5,592	*
All current executive officers and directors as a group (5 persons) (6)	348,651	3.85%
5% Stockholders:
Keshif Ventures, LLC (7)	668,278	7.54%
11512 El Camino Real, Suite 340
San Diego, CA 92130
Barclays Bank PLC (8)	556,733	6.28%
1 Churchill Place
London, E14 5HP, England
Invesco Ltd. (9)	1,010,728	11.40%
1555 Peachtree Street NE, Suite 1800
Atlanta, GA 30309

__________

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

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(1)	Mr. Wheatley is our President and Chief Executive Officer and Chair of our Board of Directors. His beneficial ownership consists of 173,400 shares of common stock issuable pursuant to stock options exercisable within 60 days after April 16, 2021 and 41,038 shares that have been issued pursuant to RSAs, of which 8,810 shares are subject to cancellation.
(2)	Ms. McDermott is our Chief Financial Officer. Her beneficial ownership consists of shares of common stock issuable pursuant to stock options exercisable within 60 days after April 16, 2021.
(3)	Mr. Posawatz serves as a member of our Board of Directors. His beneficial ownership consists of 60,557 shares that have been issued pursuant to RSAs.
(4)	Mr. Davidson serves as a member of our Board of Directors. His beneficial ownership consists of 58,034 shares that have been issued pursuant to RSAs.
(5)	Ms. Floyd serves as a member of our Board of Directors. Her beneficial ownership consists of 5,592 shares that have been issued pursuant to RSAs.
(6)	Beneficial ownership consists of (i) 152,745 shares of common stock and (ii) 195,906 shares of common stock subject to options exercisable within 60 days of April 16, 2021, in each case beneficially owned by our current executive officers and directors, of which 8,810 shares are subject to cancellation.
(7)	Keshif Ventures consists of 668,278 shares of common stock.
(8)	Beneficial ownership information is based on information filed on Schedule 13G on February 12, 2021 reporting ownership as of December 31, 2020.
(9)	Beneficial ownership information is based on information filed on Schedule 13G on January 11, 2021 reporting ownership as of December 31, 2020.

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executive compensation

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to the Board of Directors on its discussions, decisions and other actions. Our Chief Executive Officer makes recommendations to our compensation committee, attends committee meetings, and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Additionally, our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results, and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to the Board of Directors regarding compensation for our Chief Executive Officer. The independent members of the Board of Directors make the final decisions regarding executive compensation for our Chief Executive Officer.

The compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive’s total compensation package.

The compensation received by our Named Executive Officers is based primarily on their experience and knowledge as well as their responsibilities and individual contributions to the Company. In addition, the Compensation Committee conducted a compensation benchmarking study with an independent, credible consultant to provide guidance on compensation for members of the executive team, including the Named Executive Officers. This study provided data and recommendations for a competitive pay structure.

The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our compensation committee who will make recommendations regarding compensation to our Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

•	Base salary and benefits are designed to attract and retain employees over time.

•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

•	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

•	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.

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Benchmarking

During 2019, we utilized a third-party to conduct a compensation benchmarking study to provide guidance in the development of our executive compensation. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily the only factor in setting executive compensation. Each executive officer’s compensation relative to the benchmark varies based on the scope of responsibility and time in the position. Due to the size of our company, it is difficult to collect information pertaining to a formal peer group for this purpose. We used data across a broader range of companies and will tighten our peer group over time.

The Elements of Our Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. Our Board of Directors reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by our Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance.

Incentive Compensation Awards

A bonus plan was established for the services of our named executive officers for 2020. Bonus targets were set as a percentage of base pay of 25% for the Chief Executive Officer and 20% for the Chief Financial Officer and will be prorated based on the percentage of the year the employee was employed at the Company. Goals were set for 2020, including: (1) the growth in our revenue, (2) the closing of public offerings, (3) develop large business opportunities, (4) strong investor outreach, (5) filling key positions at the Company and other specific goals for these individuals. No bonuses were paid to the Named Executives in 2020. Payment for bonuses pertaining to 2020 will be made in April 2021.

Equity Incentive Awards

In order to provide an incentive to attract and retain directors, officers, and other employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success, on August 10, 2011, the Company adopted an equity incentive plan (the “2011 Plan”), pursuant to which 630,000 shares of our common stock are currently reserved for issuance as awards to employees, directors, consultants and other service providers. This 2011 Plan was ratified by our shareholders at the 2012 annual shareholders meeting.

Benefits and Prerequisites

At this stage of our business, we have limited benefits and no prerequisites for our employees other than vacation and sick benefits. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

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2020 Summary Compensation Table

The following table provides information regarding the compensation of our Named Executive Officers during the fiscal years ended December 31, 2020 and 2019.

Name and Principal Position	Fiscal Year	Salary ($)	Deferred Compensation ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total($)
Desmond Wheatley	2020	300,000	–	57,500	150,000	–	–	52,326	559,826
President and Chief	2019	252,083	35,417	–	150,000	–	–	–	437,500
Executive Officer

Katherine McDermott (1)	2020	220,000	–	14,326	–	–	–	–	234,326
Chief Financial Officer	2019	97,014	–	–	–	210,489	–	–	307,503

Officers as a Group	2020	520,000	–	71,826	150,000	–	–	52,326	794,152
	2019	349,097	35,417	–	150,000	210,489	–	–	745,003

(1)	Ms. McDermott joined the Company on July 23, 2019 as the chief financial officer.
(2)	This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used in the calculations, see Note 15 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Form 10-K.
(3)	This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used in the calculations, see Note 16 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Form 10-K.
(4)	Interest paid for note for deferred revenue.

Executive Employment Arrangements

Desmond Wheatley.  On February 9, 2021, the Company entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Desmond Wheatley, the Company’s president and chief executive officer. The Employment Agreement amends and restates Mr. Wheatley’s prior employment agreement effective as of January 1, 2016, and as amended on July 24, 2018. The Employment Agreement is on substantially the same terms and conditions as Mr. Wheatley’s prior employment agreement and extends the term of the Employment Agreement to December 31, 2025. Pursuant to the Employment Agreement, on April 1, 2021, the Company granted Mr. Wheatley 2,806 shares of restricted stock. Fifty percent of the shares of restricted stock will vest in three (3) equal quarterly installments at the end of each calendar quarter following the grant date. The remaining fifty percent of the restricted stock will vest in eleven (11) equal amounts at the end of each calendar quarter following the grant date. In addition, commencing on January 1, 2022, the Company will grant Mr. Wheatley a number of shares of restricted stock equal to $150,000 based on the closing price of the Company’s common stock on such date. Fifty percent of the shares of restricted stock will vest in four (4) equal quarterly installments at the end of each calendar quarter following the grant date. The remaining fifty percent of the restricted stock will vest in twelve (12) equal amounts at the end of each calendar quarter following the grant date.

In addition, the Board also approved a cash bonus of up to $75,000 payable to Mr. Wheatley in April 2021, upon the achievement of key performance metrics as agreed upon by the Compensation Committee and Mr. Wheatley.

In February 2020, the Company paid Mr. Wheatley, the full balance owed to him for salary and bonus which was deferred in the form of a convertible note beginning on January 1, 2016, pursuant to his employment agreement. The amount of the payment included principal of $220,417 and interest of $52,326.

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Katherine McDermott. Ms. McDermott and the Company agreed to an offer letter dated July 15, 2019 (the “Offer Letter”) whereby the Company agreed to pay Ms. McDermott an annual salary of $220,000 per year. Ms. McDermott is eligible for an annual bonus up to 20% of her base salary subject to performance metrics established by the Company. The Company also granted Ms. McDermott an option to purchase up to 49,104 shares of the Company’s common stock at an exercise price equal to $5.78 which shall vest over a four-year period.

Severance and Change in Control Agreements

Mr. Wheatley’s employment agreement with the Company provides for a payment in an amount equal to four times his annual compensation if he is terminated for reasons other than mutual agreement, his death, his breach or other cause, or upon his disability, as defined in the agreement.

On February 9, 2021, the Company’s Board of Directors adopted a Change in Control Severance Benefit Plan. The Plan provides severance benefits to eligible participants upon selected terminations of service in connection with a change of control of the Company. The Plan provides that upon termination of service of a participant by voluntary resignation of employment by the participant for good reason (which good reason occurred within the three (3) months prior to or twelve (12) months following the effective date of a change of control), or by the Company without cause, and the satisfaction of certain other requirements, the participant may receive certain (i) cash severance payments; (ii) bonus severance payments; (iii) health insurance premium payments; or (iv) acceleration of vesting of outstanding options or other equity awards as provided in the Plan. The Company’s chief financial officer, Katherine McDermott, is a participant under the Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2020.

	Option Awards
Name and Principal Position	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
Desmond Wheatley	86,400	–		$13.50	8/9/2021
President and Chief Executive Officer	87,000	–		$7.50	10/17/2026
Katherine McDermott	17,391	31,713	(2)	$5.78	7/23/2029
Chief Financial Officer

(1)	Stock options to purchase our common stock were granted pursuant to our 2011 Stock Incentive Plan.

(2)	1,023 of these stock options vest monthly and will be fully vested on July 31, 2023.

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EQUITY BENEFIT AND STOCK PLANS

2011 Stock Incentive Plan

On August 10, 2011, in order to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success, the Company adopted the 2011 Stock Incentive Plan (the "2011 Plan"), pursuant to which 600,000 shares plus annual increases as provided in the 2011 Plan for a total of 30,000 shares as of December 31, 2019, were reserved for issuance as awards to employees, directors, consultants and other service providers. Under the 2011 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code and non-qualified stock options. The incentive stock options may only be granted to employees. Nonstatutory stock options may be granted to employees, directors and consultants. The 2011 Plan is administered by our Board of Directors until such time as such authority has been delegated to a committee of the Board of Directors. The 2011 Plan was ratified by our shareholders in 2012. To date, 239,704 stock options have been granted and remain outstanding under the 2011 Plan.

Incentive Plan Awards

From January 1, 2020 through December 31, 2020, the Company granted a total of 105,604 stock options under the 2011 Plan, which were granted to 19 of its employees.

The following table sets forth certain information regarding our 2011 Plan as of December 31, 2020:

Number of securities to be issued upon exercise of outstanding stock options	Weighted-average exercise price of outstanding stock options	Number of securities remaining available for future issuance under equity compensation plans

341,808	$11.27	67,850

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LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

Under Nevada General Corporation Law and our articles of incorporation, our directors and officers will have no personal liability to us or our stockholders for monetary damages incurred as the result of the breach or alleged breach by a director or officer of his “duty of care.” This provision does not eliminate or limit the liability of a director or officer for (i) acts or omissions that involve intentional misconduct or a knowing violation of law or (ii) the payment of dividend in violation of Section 78.300 of the Nevada Revised Statutes. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

The effect of this provision in our articles of incorporation is to eliminate the rights of Beam Global and our stockholders (through stockholder’s derivative suits on behalf of Beam Global) to recover monetary damages against a director or officer for breach of his fiduciary duty of care (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) through (ii) above. This provision does not limit nor eliminate the rights of Envision or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. Nevada General Corporation Law grants corporations the right to indemnify their directors, officers, employees and agents in accordance with applicable law. Our bylaws provide for indemnification of such persons to the full extent allowable under applicable law. These provisions will not alter the liability of the directors under federal securities laws.

We intend to enter into agreements to indemnify our directors and officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, indemnify our directors and officers for certain expenses (including attorneys’ fees), judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of Beam Global, arising out of such person’s services as a director or officer of Beam Global, any subsidiary of Beam Global or any other company or enterprise to which the person provides services at the request of Beam Global. We believe that these provisions and agreements are necessary to attract and retain qualified directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling Beam Global pursuant to the foregoing provisions, Beam Global has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” since January 1, 2019, we have not been a party to any transactions in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest, other than compensation described above in “Non-Employee Director Compensation” and “EXECUTIVE COMPENSATION”.

Policies and Procedures for Related Party Transactions

Our audit committee charter states that our audit committee is responsible for reviewing and approving in advance any related party transaction, which is a transaction between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 in any calendar year and in which a related person has or will have a direct or indirect interest. Our audit committee has adopted policies and procedures for review of, and standards for approval of, such a related party transaction. For purposes of these policies and procedures, a related person is defined as an executive officer, director, or nominee for director, including his or her immediate family members, or a beneficial owner of greater than 5% our common stock, in each case since the beginning of the most recently completed year. Prior to the creation of our audit committee, our full Board of Directors reviewed related party transactions, with any directors abstaining from matters in which the director had an interest.

It is our intention to ensure that all future transactions between us and our officers, directors, and principal stockholders and their affiliates are approved by the audit committee of our Board of Directors and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

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COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director, including our non-employee directors, may send their communications in writing to the Corporate Secretary at Beam Global, 5660 Eastgate Drive, San Diego, California 92121, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chair of the Board.

The Corporate Secretary may decide in the exercise of his or her judgment whether a response to any communication is necessary and shall provide a report to the nominating and governance committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors is administered by the Company’s nominating and governance committee. This procedure does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

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AUDIT COMMITTEE REPORT

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2020 with our management. In addition, the audit committee has discussed with Salberg & Company, P.A., our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from Salberg & Company, P.A. as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with Salberg & Company, P.A. the independence of Salberg & Company, P.A.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Anthony Posawatz

Peter Davidson

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PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors has nominated four candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at four members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

Nominees

Our nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Desmond Wheatley, Peter Davidson, Anthony Posawatz and Nancy Floyd as nominees for re-election to the Board of Directors at the Annual Meeting.

Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Desmond Wheatley, Peter Davidson, Anthony Posawatz and Nancy Floyd. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the re-election of each of Desmond Wheatley, Peter Davidson, Anthony Posawatz and Nancy Floyd to the Board of Directors.

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PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the total number of our authorized shares of Common Stock from 9,800,000 to 350,000,000. The proposed form of Certificate Amendment to our Restated Certificate is included as Annex A to this Proxy Statement (the “Certificate of Amendment”). The current Restated Certificate also authorizes a total of 10,000,000 shares of preferred stock, and no amendment to that number is being proposed.

If the Certificate Amendment is adopted, it will become effective upon filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The additional Common Stock to be authorized by adoption of the Certificate Amendment would have rights identical to currently outstanding Common Stock. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding Common Stock.

Shares Currently Outstanding or Reserved

Our current Restated Certificate authorizes us to issue 9,800,000 shares of Common Stock.  As of Record Date, in addition to the 8,865,995 shares of Common Stock outstanding, there were 23,352 shares of Common Stock reserved for issuance upon the exercise of outstanding options and warrants.

Reasons for the Proposed Increase in Authorized Shares of Common Stock

Provide for Shares Available for Future Issuance.  The principal purpose of the proposed amendment is to provide the Company with the ability and flexibility to issue shares of Common Stock in the future for such corporate purposes as the Board of Directors may consider advisable. The Company currently has no plans to issue additional stock for raising capital or for strategic acquisitions, and we believe the Company has sufficient operating capital for its foreseeable future. However, we believe that in order to take advantage of future growth opportunities or take appropriate future defensive measures, which may require the additional issuance of shares of common stock. Growth opportunities may include mergers or acquisitions which seek to improve the Company’s competitive position, deepen its technological lead or defend its access to its supply chain; investment in the development of new technologies or products in keeping with the Company’s efforts to maintain a technology lead over competing companies; expansion into new geographies such as Europe to increase the Company’s addressable market; or investment in factory facilities to increase the Company’s production capacities in response to demands from the rapidly growing electrification of transportation industries. Defensive measures may include equity financings to strengthen the Company’s balance sheet in the event that the Company perceives that a potential future threat exists, such as a repeat of the current COVID 19 pandemic.

If this Proposal Two is approved, we will have the ability under to issue new shares of Common Stock up to the number of authorized shares set forth in the Certificate of Amendment, without further vote of the stockholders of the Company except as required under Nevada corporate law or under the rules of Nasdaq or other securities exchange on which shares of Common Stock are then listed. In the event that our Board of Directors determines to issue additional shares of Common Stock, it intends, in accordance with its fiduciary duties, to issue any such shares on terms that it considers to be in the best interests of the Company and our stockholders. Our Board of Directors believe that these additional authorized shares will provide us with the needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. As of the date of this Proxy Statement, we do not have any commitments, arrangements agreements or understandings to issue any of the authorized but unissued shares that would become available as a result of approval of this Proposal.   However, we may issue additional shares of Common Stock in the future, which would include the additional shares authorized by this Proposal, in connection with raising additional capital for the Company. As we have previously disclosed in our filings with the SEC, the Company may raise additional funding, which could occur through fundraising transactions that involve issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock, and approval of this Proposal would provide the shares that could be used in such transactions. If Proposal Two is approved, we may issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock from time to time in the future, including pursuant to our currently effective registration statements previously filed with the SEC or new registration statements that we may file in the future, and to the extent that we do so, the shareholdings of our existing stockholders will be diluted by such issuances. We currently cannot estimate the number of shares of Common Stock that may be issued in the future in any such fundraising transaction, as the number of shares would depend on a number of factors including the trading price of the Common Stock at the time of any such financing, the amount of capital the Company is able to raise, the Company’s need for capital, the terms of any such transaction, and general market conditions. In approving the proposed amendment to increase the authorized shares of Common Stock and the amount of the increase, our Board considered the number of authorized shares currently available for future issuance, our stock price and market capitalization as well as the above factors related to potential future corporate needs.

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Effects of the Increase in Authorized Common Stock

The additional authorized shares would be part of the existing class of our Common Stock and would not affect the terms of our outstanding Common Stock or the rights of the holders of our Common Stock. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. Therefore, the proposed increase in authorized shares could result in the dilution of the ownership interests of existing stockholders.

Dilution. Except for a stock split or stock dividend, future issuances of shares of Common Stock will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could be dilutive to the Company’s existing stockholders and could also reduce stockholders’ equity on a per share basis. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. In addition, the issuance or potential issuance of additional shares of common stock may have a depressive effect on the market price of our Common Stock.

Anti-Takeover.  The additional shares of Common Stock that would become available for issuance if this Proposal is adopted could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or management of the Company or contemplating a tender offer or other transaction for the combination of the Company with another company). For example, without further stockholder approval, our Board of Directors could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board of Directors, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Despite these possible anti-takeover effects, this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board of Directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

No Appraisal Rights.  Our stockholders are not entitled to dissenters’ or appraisal rights under Nevada corporate law with respect to the proposed amendment to our Articles of Incorporation to increase the authorized number of shares, and we will not independently provide the stockholders with any such right.

Stockholders are requested in this Proposal Two to approve the Certificate of Amendment. To approve the Certificate of Amendment, holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting must vote “FOR” approval. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote “AGAINST” this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment of our Articles of Incorporation to increase our authorized number of shares of common stock.

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PROPOSAL THREE: APPROVAL OF THE BEAM GLOBAL 2021 EQUITY INCENTIVE PLAN

At our Annual Meeting, stockholders will be asked to approve the Beam Global 2021 Equity Incentive Plan (the "2021 Plan"), which was adopted, subject to stockholder approval, by the Board on April 16, 2021.

We currently maintain the Beam Global 2011 Stock Incentive Plan (the "2011 Plan"). As of April 16, 2021, a total of 337,633 shares of our common stock were then subject to outstanding awards granted under the 2011 Plan and an additional 80,981 shares were then available for new award grants under the 2011 Plan.

If stockholders approve the 2021 Plan, no new awards will be granted under the 2011 Plan following the annual meeting. The total number of shares that will be made available for award grants under the 2021 Plan will be 2,000,000 shares plus any shares subject to outstanding awards under the 2011 Plan that expire, are cancelled or otherwise terminate, or that are exchanged or withheld to pay the purchase or exercise price of an award or to satisfy tax withholding obligations.

If stockholders do not approve the 2021 Plan, we will continue to have the authority to grant equity-based awards under the 2011 Plan.

The Board believes that our success depends in part in being able to attract, retain and reward our employees and service providers, and strengthen the link between stockholder and award holder interests. The Board approved the 2021 Plan based in part on a belief that the number of shares currently available under the 2011 Plan and the structure of its share reserve do not give us sufficient authority and flexibility to adequately provide for future incentives beyond 2021. The Board believes that the 2021 Plan reflects an appropriate balance between providing us with the flexibility to continue our equity award program over a multi-year period and stockholder dilution considerations.

Description of the 2021 Plan

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan. It is qualified in its entirety by reference to the full text of the 2021 Plan. A copy of the 2021 Plan is attached to this Proxy Statement as Annex B.

The 2021 Plan authorizes the award of both stock options, which are intended to qualify for favorable tax treatment under Section 422 of the Code, and nonqualified stock options, as well for the award of restricted stock awards, or RSAs, stock appreciation rights or SARs, restricted stock units or RSUs, performance awards and stock bonus awards. Pursuant to the 2021 Plan, incentive stock options may be granted only to our employees. We may grant all other types of awards to our employees, directors, and consultants.

The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a lesser number as may be determined by our board of directors or compensation committee.

In addition, the following shares will again be available for issuance pursuant to awards granted under our 2021 Plan:

• shares subject to options or SARs granted under the 2021 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

• shares subject to awards granted under the 2021 Plan that are subsequently forfeited or repurchased by us;

• shares subject to awards granted under the 2021 Plan that otherwise terminate without such shares being issued;

• shares subject to awards granted under the 2021 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof);

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• shares issuable upon the exercise of options or subject to other awards granted under our 2011 Plan that cease to be subject to such options or other awards, by forfeiture or otherwise, after the termination of the 2011 Plan;

• shares subject to awards granted under the 2011 Plan that are forfeited or repurchased by us at the original price after the termination of the 2011 Plan; and

• shares subject to awards under our 2011 Plan or our 2021 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Administration.   The 2021 Plan is administered by our compensation committee, or by our Board of Directors acting in place of our compensation committee. Subject to the terms and conditions of the 2021 Plan, the administrator has the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the 2021 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that the administrator may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our board of directors.

Options.   The 2021 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% the fair market value of our common stock on the date of grant. Subject to stock splits, recapitalizations or similar events, no more than 2,000,000 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan. Options may vest based on service or achievement of performance conditions, as determined by the administrator. The administrator may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under the 2021 Plan is ten years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted Stock Awards.   An RSA is an offer by us to grant or sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the administrator. Holders of RSAs, unlike holders of options, will have the right to vote and any dividends or stock distributions paid pursuant to RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the administrator, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.

Stock Appreciation Rights.   A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by the administrator), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions. SARs may not have a term that is longer than ten years from the date of grant.

Restricted Stock Units.   RSUs represent the right to receive the value of shares of our common stock at a specified date in the future, and may be subject to vesting based on service or achievement of performance conditions and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than ten years from the date of grant.

Performance Awards.   Performance awards granted to pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares, subject to the satisfaction or achievement of specified performance conditions.

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Stock Bonus Awards.   A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by the administrator. The awards may be granted as consideration for services already rendered, or at the discretion of the administrator, may be subject to vesting restrictions based on continued service or performance conditions.

Dividend Equivalents Rights.   Dividend equivalent rights may be granted at the discretion of the administrator, and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only when the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination of thereof as determined by the administrator.

In the event of a change of control of our company, any or all outstanding awards may be (i) continued by the company, if the company is the successor entity; or (ii) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to a payment in cash or other right to acquire the same consideration paid to stockholders of the company upon a change of control). In the event a successor corporation refuses to assume or substitute outstanding awards, then each such award will become fully vested and, as applicable, exercisable, immediately prior to the consummation of the proposed change of control. For purposes of the foregoing, any awards subject to outstanding performance-based criteria that are not assumed will be deemed earned and vested at 100% of target level (or based on actual achievement if greater) unless otherwise indicated in an applicable award agreement. Notwithstanding the foregoing, in the event of a change in control, any outstanding awards granted to our non-employee directors under the 2021 Plan will become vested and exercisable, as applicable, immediately prior to the consummation of the change in control.

Adjustment.   In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, proportional adjustments will be made to the number of shares reserved for issuance under the 2021 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options subject to any required action by our board or our stockholders and compliance with applicable laws.

Exchange, Repricing and Buyout of Awards.   The plan administrator may, with the consent of the respective participants, issue new awards in exchange for the surrender and cancelation of any or all outstanding awards. The administrator may also reduce the exercise price of options or SARs or buy an award previously granted with payment in cash, shares or other consideration, in each case, subject to the terms of the 2021 Plan.

Clawback; Transferability.   All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our board of directors or required by law during the term of service of the participant, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under the 2021 Plan may generally not be transferred in any manner other than by will or by the laws of descent and distribution.

Amendment and Termination.   Our Board of Directors may amend the 2021 Plan at any time, subject to stockholder approval as may be required. The 2021 Plan will terminate ten years from the date our Board of Directors adopts the plan, unless it is terminated earlier by our Board of Directors. No termination or amendment of the 2021 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The board of directors unanimously recommends that stockholders vote “for” the approval of the Beam Global 2021 Equity Incentive Plan.

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PROPOSAL FOUR: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The board of directors unanimously recommends that stockholders vote “for” the approval, on a nonbinding advisory basis, of the compensation of our named executive officers.

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PROPOSAL FIVE: RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected the independent registered public accounting firm of RSM US LLP, or “RSM,” for the purpose of auditing and reporting upon the financial statements of Beam Global for the year ending December 31, 2021. Neither the firm nor any of its members has any direct or indirect financial interest in Beam Global.

On April 1, 2021, the Company dismissed Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss Salberg.  On the same day, the Audit Committee appointed RSM as the Company’s new independent registered public accounting firm for the purpose of auditing and reporting upon the financial statements of Beam Global for the year ending December 31, 2021.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of RSM as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain RSM or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Beam Global and our stockholders. A formal statement by representatives of RSM is not planned for the Meeting. However, representatives of RSM are expected to be present at the Annual Meeting and will be available to respond to appropriate questions by stockholders.

During the two fiscal years ended December 31, 2020, and the subsequent interim periods through April 1, 2021, there were no: (1) disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Salberg on the Company’s financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to Salberg for the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit Fees (1)	$99,127	$110,024
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	$99,127	$110,024

 ____________

(1)	Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. Audit Fees in 2019 also consisted of professional services rendered in connection with our 2019 public offering transactions and the related Registration Statement on Forms S-1.

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Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the years ended December 31, 2020 and 2019, all fees identified above under the captions “Audit Fees,” and “All Other Fees” that were billed by Salberg & Company, P.A. were approved by the audit committee in accordance with SEC requirements.

In the year ended December 31, 2020, there were no other professional services provided by Salberg & Company, P.A., other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Salberg & Company, P.A.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of RSM US LLP as our independent registered public accountants for the year ending December 31, 2021. Abstentions are treated as shares of common stock present in person or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the ratification of RSM US LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of RSM US LLP as Beam Global’s independent registered public accountants for the year ending December 31, 2021.

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ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com, which does not have “cookies” that identify visitors to the site. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at Beam Global, 5660 Eastgate Drive, San Diego, California 92121, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on March 30, 2021. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Beam Global, 5660 Eastgate Drive, San Diego, California 92121, Attn: Corporate Secretary.

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OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

San Diego, California

April 30, 2021

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D52619-P56818 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BEAM GLOBAL

The Board of Directors recommends you vote FOR the following:

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Peter Davidson
02) Nancy Floyd
03) Anthony Posawatz
04) Desmond Wheatley

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approve an amendment to our Articles of Incorporation to increase our authorized common stock from 9,800,000 to 350,000,000 shares.	☐	☐	☐
3. Approve the Beam Global 2021 Equity Incentive Plan.	☐	☐	☐
4. Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.	☐	☐	☐
5. Ratify the appointment of RSM US LLP, as our independent registered public accountants for the fiscal year ending December 31, 2021.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5, and no recommendation on item 6.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annex A

Form of Certificate of Amendment to Articles of Incorporation of Beam Global

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information: Name of entity as on file with the Nevada Secretary of State: Beam Global Entity or Nevada Business Identification Number (NVID): E0096752007 - 4 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only , complete section 1,2 3, 5 and 6) Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 3. Type of Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two - thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger Th e authorize d share s hav e bee n amended . Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. This form must be accompanied by appropriate fees. Page 1 of 2 Revised: 1/1/2019

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BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Time: Date: 4. Effective Date and Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changed: (Domestic corporations only) Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title see below This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 1/1/2019 Chief Executive Officer Chief Financial Officer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) FOURTH: That the total number of voting common stock authorized that may be issued by the corporation is THREE HUNDRED AND FIFTY MILLION (350,000,000) shares of stock with NO PAR VALUE, and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

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Annex B

Beam Global 2021 Equity Incentive Plan

B-1

BEAM GLOBAL

2021 EQUITY INCENTIVE PLAN

1.             PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.  Capitalized terms not defined elsewhere in the text are defined in Section 28.

2.             SHARES SUBJECT TO THE PLAN.

2.1.          Number of Shares Available.  Subject to Section 2.4, Section 2.6 and Section 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 2,000,000 Shares, plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2011 Stock Incentive Plan (the “Prior Plan”) on the Effective Date, (b) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

2.2.          Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares:  (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3.          Minimum Share Reserve.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.          Automatic Share Reserve Increase.  The number of Shares available for grant and issuance under the Plan will be increased on January 1 for each of the first ten (10) calendar years during the term of the Plan by the lesser of (a) five percent (5%) of all classes of the Company’s common stock outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board.

2.5.          ISO Limitation.  No more than 2,000,000 Shares shall be issued pursuant to the exercise of ISOs (as defined below) under the Plan.

2.6           If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3.             ELIGIBILITY.  ISOs may be granted only to Employees.  All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

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4.             ADMINISTRATION.

4.1.          Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors.  The Committee will have the authority to:

(a)            construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)           prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)            select persons to receive Awards;

(d)           determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)            determine the number of Shares or other consideration subject to Awards;

(f)             determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;

(h)           grant waivers of Plan or Award conditions;

(i)             determine the vesting, exercisability and payment of Awards;

(j)             correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)            determine whether an Award has been vested and/or earned;

(l)             determine the terms and conditions of any, and to institute any Exchange Program;

(m)           reduce, waive or modify any criteria with respect to Performance Factors;

(n)            adjust Performance Factors;

(o)           adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

B-3

(p)           exercise discretion with respect to Performance Awards;

(q)            make all other determinations necessary or advisable for the administration of this Plan; and

(r)            delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law.

4.2.          Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan.  Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review.  The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant.  The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3.          Section 16 of the Exchange Act.  Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4.          Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5.          Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries or Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to:  (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.             OPTIONS.  An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable.  The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1.          Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NSO.  An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2.          Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.  The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

B-4

5.3.          Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.          Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.          Method of Exercise.  Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.          Termination of Service.  If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a)            Death.  If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b)            Disability.  If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

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(c)            Cause.  If the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Services), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options.  Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7.          Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.          Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9.          Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10.        No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.             RESTRICTED STOCK AWARDS.  A Restricted Stock Award (“RSA”) is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.1.          Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement.  Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant.  If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.2.          Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted.  Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

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6.3.          Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement.  Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4.          Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7.             STOCK BONUS AWARDS.  A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary or Affiliate.  All Stock Bonus Awards shall be made pursuant to an Award Agreement.  No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.1.          Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.2.          Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.3.          Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8.             STOCK APPRECIATION RIGHTS.  A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.1.          Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value.  A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

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8.2.          Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR.  The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).  Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.3.          Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.  The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

8.4.          Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9.             RESTRICTED STOCK UNITS.  A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  All RSUs shall be made pursuant to an Award Agreement.

9.1.          Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years.  An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement.  If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU.  Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.2.          Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.  The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

9.3.          Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10.           PERFORMANCE AWARDS.  A Performance Award is an award to an eligible Employee, Consultant, or Director of the Company or any Parent, Subsidiary or Affiliate that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof.  Grants of Performance Awards shall be made pursuant to an Award Agreement.

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10.1.       Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a)             Performance Shares.  The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b)            Performance Units.  The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c)            Cash-Settled Performance Awards.  The Committee may grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2.        Terms of Performance Awards.  Performance Awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant Performance Period.  The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award.  In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3.        Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11.           PAYMENT FOR SHARE PURCHASES.  Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)            by cancellation of indebtedness of the Company to the Participant;

(b)            by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)            by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;

(d)           by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)            by any combination of the foregoing; or

(f)             by any other method of payment as is permitted by applicable law.

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12.           GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1.        Grant and Eligibility.  Awards under the Plan may be granted to Non-Employee Directors may be automatically made pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2.        Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards will vest, become exercisable and be settled as determined by the Board.  With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.3.        Election to Receive Awards in Lieu of Cash.  A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee.  Such Awards shall be issued under the Plan.  An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.

13.           WITHHOLDING TAXES.

13.1.        Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate, as applicable,  employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international tax or any other tax or social insurance liability (the “Tax-Related Items”) required to be withheld from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award.  Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.  Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2.       Stock Withholding.  The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.  The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to (but not in excess of) the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14.           TRANSFERABILITY.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.  If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate.  All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant, or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.

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15.           PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1.        Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award.  In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares.  The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2.        Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.           CERTIFICATES.  All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.           ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.           REPRICING; EXCHANGE AND BUYOUT OF AWARDS.  Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

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19.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.           NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

21.           CORPORATE TRANSACTIONS.

21.1.        Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be (a) continued by the Company, if the Company is the successor entity; or (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent Awards (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), in each case after taking into account appropriate adjustments for the number and kind of shares and exercise prices. The successor corporation may also issue, as replacement of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation refuses to assume, substitute or replace any Award in accordance with this Section 21, then notwithstanding any other provision in this Plan to the contrary, each such Award shall become fully vested and, as applicable, exercisable and any rights of repurchase or forfeiture restrictions thereon shall lapse, immediately prior to the consummation of the Corporation Transaction.  Performance Awards not assumed pursuant to the foregoing shall be deemed earned and vested based on the greater of actual performance (if determinable) or 100% of target level, unless otherwise indicated pursuant to the terms and conditions of the applicable Award Agreement.

If an Award vests in lieu of assumption or substitution in connection with a Corporate Transaction as provided above, the Committee will notify the holder of such Award in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period without consideration.  Any determinations by the Committee need not treat all outstanding Awards in an identical manner, and shall be final and binding on each applicable Participant.

21.2.        Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.  Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3.        Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

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22.           ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.           TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board.  This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).

24.            AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.  No termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

25.           NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.           INSIDER TRADING POLICY.  Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

27.           ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.   All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28.           DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1.        “Affiliate” means any person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, including any general partner, managing member, officer or director of the Company, in each case as of the date on which, or at any time during the period for which, the determination of affiliation is being made.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

28.2.        “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

28.3.        “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

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28.4.        “Board” means the Board of Directors of the Company.

28.5.       “Cause” means a determination by the Company (and in the case of Participant who is subject to Section 16 of the Exchange Act, the Committee) that the Participant has committed an act or acts constituting any of the following: (a) dishonesty, fraud, misconduct or negligence in connection with Participant’s duties to the Company, (b) unauthorized disclosure or use of the Company’s confidential or proprietary information or trade secrets, (c) misappropriation of a business opportunity of the Company, (d) materially aiding Company competitor, (e) a conviction or plea of nolo contendere to a felony or crime involving moral turpitude, (f) failure or refusal to attend to the duties or obligations of the Participant’s position (g) violation or breach of, or failure to comply with, the Company’s code of ethics or conduct, any of the Company’s rules, policies or procedures applicable to the Participant or any agreement in effect between the Company and the Participant or (h) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of the Company.  The determination as to whether Cause for a Participant’s termination exists will be made in good faith by the Company and will be final and binding on the Participant.  This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time as provided in Section 20 above.  Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant provided that such document specifically supersedes this definition.

28.6.        “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.7.        “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.8.        “Company” means Beam Global., a Nevada corporation, or any successor corporation.

28.9.        “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

28.10.     “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.  For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.  Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

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28.11.     “Director” means a member of the Board.

28.12.     “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

28.13.     “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

28.14.     “Effective Date” means ____________ 2021.

28.15.     “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.16.     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.17      “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced, each as described in Section 18.

28.18.     “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.19.     “Fair Market Value” means, as of any date, the value of a share of the Company’s common stock determined as follows:

(a)            if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)            if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)            by the Board or the Committee in good faith.

28.20.     “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.21.      “IRS” means the United States Internal Revenue Service.

28.22.      “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

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28.23.     “Option” means an Award as defined in Section 5 and granted under the Plan.

28.24.     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.25.     “Participant” means a person who holds an Award under this Plan.

28.26.     “Performance Award” means an Award as defined in Section 10 and granted under the Plan.

28.27.     “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective or subjective measures, either individually, alternatively or in any combination applied to the Participant, the Company, any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)            Profit Before Tax;

(b)           Sales;

(c)            Expenses;

(d)            Billings;

(e)            Revenue;

(f)             Net revenue;

(g)            Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);

(h)            Operating income;

(i)             Operating margin;

(j)             Operating profit;

(k)            Controllable operating profit, or net operating profit;

(l)             Net Profit;

(m)           Gross margin;

(n)            Operating expenses or operating expenses as a percentage of revenue;

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(o)            Net income;

(p)            Earnings per share;

(q)            Total stockholder return;

(r)             Market share;

(s)            Return on assets or net assets;

(t)             The Company’s stock price;

(u)            Growth in stockholder value relative to a pre-determined index;

(v)            Return on equity;

(w)           Return on invested capital;

(x)            Cash Flow (including free cash flow or operating cash flows);

(y)            Balance of cash, cash equivalents and marketable securities;

(z)            Cash conversion cycle;

(aa)          Economic value added;

(bb)         Individual confidential business objectives;

(cc)          Contract awards or backlog;

(dd)         Overhead or other expense reduction;

(ee)          Credit rating;

(ff)           Completion of an identified special project;

(gg)         Completion of a joint venture or other corporate transaction;

(hh)         Strategic plan development and implementation;

(ii)            Succession plan development and implementation;

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(jj)            Improvement in workforce diversity;

(kk)          Employee satisfaction;

(ll)            Employee retention;

(mm)        Customer indicators and/or satisfaction;

(nn)         New product invention or innovation;

(oo)          Research and development expenses;

(pp)         Attainment of research and development milestones;

(qq)         Improvements in productivity;

(rr)           Bookings;

(ss)          Working-capital targets and changes in working capital;

(tt)           Attainment of operating goals and employee metrics; and

(uu)         Any other metric as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules.  It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.28.     “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.29.     “Performance Share” means an Award as defined in Section 10 and granted under the Plan.

28.30.     “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.31.     “Performance Unit” means an Award as defined in Section 10 and granted under the Plan.

28.32.     “Plan” means this Beam Global 2021 Equity Incentive Plan.

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28.33.     “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.34.     “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan (or issued pursuant to the early exercise of an Option).

28.35.     “Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.

28.36.     “SEC” means the United States Securities and Exchange Commission.

28.37.     “Securities Act” means the United States Securities Act of 1933, as amended.

28.38.     “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement.  An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute.  Notwithstanding anything to the contrary, an Employee will not be deemed to have ceased to provide Service if a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing provides otherwise.  In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave.  An Employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, a change in status from an Employee to a Consultant or a Non-Employee Director (or vice versa) will not terminate a Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.39.     “Shares” means shares of the common stock of the Company.

28.40.     “Stock Appreciation Right” means an Award as defined in Section 8 and granted under the Plan.

28.41.     “Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.

28.42.     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.43.     “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.44.     “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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